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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): MAY 29, 2002

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                             RELIANT RESOURCES, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                      1-16455                  76-0655566
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

          1111 LOUISIANA
          HOUSTON, TEXAS                                            77002
(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (713) 207-3000

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

               (c) Exhibits.

               The following exhibit is filed herewith:

               99.1     Reliant Resources, Inc. Slide Presentation

ITEM 9. REGULATION FD DISCLOSURE.

          A copy of a slide presentation that Reliant Resources, Inc. expects will be presented to various members of the financial and investment community from time to time is attached to this report as Exhibit 99.1. A copy of the slide presentation will also be available on our website, www.reliantresources.com.

          The slide presentation is being furnished, not filed, pursuant to Regulation FD. Accordingly, the slide presentation will not be incorporated by reference into any registration statement filed by Reliant Resources under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the slide presentation is not intended to, and does not, constitute a determination or admission by Reliant Resources that the information in the slide presentation is material or complete, or that investors should consider this information before making an investment decision with respect to any security of Reliant Resources or any of its affiliates.

          Some of the statements in the slide presentation are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although Reliant Resources believes that the expectations and the underlying assumptions reflected in these forward-looking statements are reasonable, there can be no assurance that these expectations will prove to be correct. Forward-looking statements involve a number of risks and uncertainties, and actual results may differ materially from the results discussed in the forward-looking statements.

          In addition to the matters described in the slide presentation, the following are some of the factors that could cause actual results to differ materially from those expressed or implied in Reliant Resources' forward-looking statements:

     o state, federal and international legislative and regulatory developments, including deregulation, re-regulation and restructuring of the electric utility industry, changes in, or application of environmental and other laws and regulations to which Reliant Resources is subject, and changes in or application of laws or regulations applicable to other aspects of Reliant Resources' business, such as commodities trading and hedging activities,

     o the timing of the separation of Reliant Resources from its parent company, Reliant Energy, Incorporated, which currently remains subject to certain regulatory and corporate approvals,

     o the effects of competition, including the extent and timing of the entry of additional competitors in Reliant Resources' markets,

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     o    liquidity concerns in Reliant Resources' markets,

     o the degree to which Reliant Resources successfully integrates the operations and assets of Orion Power Holdings, Inc. into its Wholesale Energy segment,

     o the successful and timely completion of Reliant Resources' construction projects, as well as the successful start-up of completed projects,

     o Reliant Resources' pursuit of potential business strategies, including acquisitions or dispositions of assets or the development of additional power generation facilities,

     o the timing and extent of changes in commodity prices and interest rates,

     o the availability of adequate supplies of fuel, water, and associated transportation necessary to operate Reliant Resources' generation portfolio,

     o weather variations and other natural phenomena, which can affect the demand for power from Reliant Resources' generating facilities or Reliant Resources' ability to produce power at such facilities,

     o financial market conditions, Reliant Resources' access to capital and the results of Reliant Resources' financing efforts, including availability of funds in the debt capital markets for merchant generation companies,

     o the creditworthiness or bankruptcy or other financial distress of Reliant Resources' counterparties,

     o actions by rating agencies with respect to Reliant Resources or its competitors,

     o    acts of terrorism or war,

     o    the availability and price of insurance,

     o the reliability of the systems, procedures and other infrastructure necessary to operate Reliant Resources' retail electric business, including the systems owned and operated by the independent system operator in the Electric Reliability Council of Texas,

     o    the successful operation of deregulating power markets,

     o the resolution of the refusal by certain California market participants to pay Reliant Resources' receivables balances, and

     o other factors Reliant Resources discusses in this and its other filings with the Securities and Exchange Commission.

     The words "anticipate," "estimate," "believe," "continue," "could," "intend," "may," "plan," "potential," "predict," "should," "will," "expect," "objective," "projection," "forecast," "goal" and other similar words are intended to identify Reliant Resources' forward-looking statements.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       RELIANT RESOURCES, INC.

Date: May 29, 2002                     By: /s/ Rex Clevenger
                                           ------------------------------
                                           Rex Clevenger
                                           Senior Vice President, Finance

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                                  EXHIBIT INDEX

EXHIBIT
NUMBER              DESCRIPTION
-------             -----------

 99.1               Reliant Resources, Inc. Slide Presentation